UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8568

John Hancock Financial Opportunities Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

ITEM 1: REPORT

John Hancock

Financial Opportunities Fund

Ticker: BTO Annual report 10/31/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become less robust by the end of the period. China's economy, a key driver of global demand, was slowing, while Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more was done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed further out into the future.

Whether markets are stable or volatile, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of a comparative index, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Financial Opportunities Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
14	Financial statements
19	Financial highlights
20	Notes to financial statements
27	Auditor's report
28	Tax information
29	Additional information
32	Continuation of investment advisory and subadvisory agreements
38	Trustees and Officers
42	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of total return consisting of long-term capital appreciation and current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/14 (%)

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

It is not possible to invest directly in an index.

The current annualized distribution rates are the latest quarterly distribution rate as an annualized percentage of net asset value or closing market price and are 4.70% at net asset value and 5.16% at closing market price on 10-31-14.

The fund's quarterly distributions may be from net investment income, capital gains, or return of capital. Of the distributions paid through 10-31-14, it is currently estimated that the fund's distributions consisted of 29% net investment income and 71% capital gains. These amounts are estimates, and the actual amounts and sources of distributions for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. John Hancock will send shareholders an IRS Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes. The total returns for the fund include all distributions reinvested.

The performance data contained within this material represents past performance, which does not guarantee future results.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Recovering economy gave boost to financial stocks

Better economic growth benefited financial stocks, which did well in a period when the S&P 500 Index finished at a record high.

Fund performed well

The fund performed well on an absolute basis despite low exposure to high-performing large-cap money center banks.

Financial stocks well positioned

Financial stocks are attractively valued and well positioned to benefit from continued economic improvement.

PORTFOLIO COMPOSITION AS OF 10/31/14 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital, which may increase the potential gain or reduce the potential loss of a subsequent sale. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful.

Discussion of fund performance

An interview with Portfolio Manager Lisa A. Welch, John Hancock Asset Management

 Lisa A. Welch
Portfolio Manager
John Hancock Asset Management

Tell us about the market environment during the fiscal year ended
October 31, 2014.

Financial stocks performed well, but it was often a bumpy ride. Underlying U.S. corporate and economic fundamentals were generally positive, but a whole host of exogenous factors contributed to market volatility. Indeed, during the period, financial company managements talked to us about the positive fundamentals underlying their businesses and the continued recovery that they were witnessing in the U.S. economy. Several data points substantiated this viewpoint. For example, the unemployment rate declined from 7.2% to 5.8% during the fiscal year, while jobless claims ended the period at multi-year lows. At the same time, consumer confidence and certain measures of the health of the housing market showed improvement.

Those positives allowed the U.S. Federal Reserve (Fed) to slow the pace of its quantitative easing program, and market participants began to look forward to the eventual normalization of interest rates. Against that backdrop, the S&P 500 Index performed well, finishing the fiscal year at a record high. Reflecting some of the uncertainty and performance trends in the broader market, large-cap financial stocks tended to do better than those of mid- and small-sized companies.

What about the market volatility you mentioned?

The market volatility we saw for much of 2014 resulted from broader global conditions. Geopolitical risks were prominent, with military conflicts in Ukraine and the Middle East contributing to uncertainty. After Russia invaded Ukraine, the U.S. and several European nations instituted economic sanctions against the country, a major energy supplier and trading partner to Europe. These sanctions weighed further on markets, particularly as growth in the eurozone, Japan, and China came in worse than expected. Uncertain global conditions help explain the attraction of comparatively safe dollar-denominated assets—U.S. Treasury securities rallied and yields declined despite economic improvement and the Fed easing off the gas pedal, while the dollar strengthened. Within U.S. equity markets, large-cap stocks outperformed mid and small company stocks, another sign of investor preference for comparatively safer issues.

The portfolio produced positive absolute returns and outperformed its Morningstar peer group average return, but trailed the S&P Composite 1500 Banks Index. Can you talk about relative performance?

The portfolio's absolute returns generally mirrored the performance of financial stocks broadly, with few positions producing negative returns. Banks, diversified financial services firms, and real estate investment trusts all produced good returns. Comparatively, insurance company stocks produced more modest gains. Relative to the index, the portfolio underperformed primarily because of holdings in small- and mid-cap banking stocks that produced gains, but whose returns were less than those of the index. Good examples are stakes in FNB Corp., South State Corp., Fifth Third Bancorp, Glacier Bancorp, Inc., and MB Financial, Inc. In addition, Standard & Poor's made some changes to the composition of the index, adding several stocks which performed well in the fiscal year.

Can you tell us more about the changes Standard & P oor's made to the S&P Composite 1500 Banks Index?

Standard & Poor's revised its global industry classification system at the end of February 2014, which meant changes to the companies included in their definition of the banks industry. The main difference was to add the three large-cap, diversified financial services firms: JPMorgan Chase & Company, Bank of America Corp., and Citigroup, Inc. Prior to that time, the index had been focused on regional lenders, and excluded the big moneycenter banks. Because the index is capitalization weighted, it is now dominated by these financial giants, as well as Wells Fargo. Together these stocks make up more than 60% of the index after the changes. Because we tend not to weight the portfolio so heavily in any single issuer or group of issuers, the portfolio will typically hold underweight positions relative to the index in these securities. That underweight position detracted from performance compared with the index, because these large-cap stocks did well after being

INDUSTRY COMPOSITION AS OF 10/31/14 (%)

"Banks in particular are levered to the economy, so we continue to maintain a meaningful exposure to that industry segment."

added to the index. Of course, the opposite is also true—in periods when these companies underperform, the portfolio's relative performance should benefit.

Some of the leading contributions to performance came from private placements or other non-common stock positions. Talk about how these positions helped performance during the fiscal year.

We are patient, value-oriented investors with extensive experience in the industry. As a result, with a small portion of the portfolio, we were able to participate in deals for private sales of securities among qualified institutional buyers. A good example is the fund's stake in FCB Financial Holdings, Inc. (formerly Bond Street Holdings LLC). The company was formed in the wake of the financial crisis to purchase failed banks at attractive terms from the Federal Deposit Insurance Corporation. The lender is benefiting from the ongoing economic recovery in Florida, and enjoyed a successful initial public offering during the period. Similarly, stakes in private placements or warrants of Horizon Bancorp, First Citizens Bancshares, Inc., and Bank of Marin Bancorp also contributed.

Can you explain the fund's use of leverage and its managed distribution plan?

As of October 31, 2014, the fund had $110 million outstanding under its committed line of credit for investing purposes. The primary aim of this line is to support the fund's yield by investing in securities whose distribution rates exceed the fund's borrowing costs.

TEN LARGEST HOLDINGS AS OF 10/31/14 (%)

Cullen/Frost Bankers, Inc	2.8
JPMorgan Chase & Company	2.7
U.S. Bancorp	2.6
The PNC Financial Services Group, Inc.	2.6
Wells Fargo & Company	2.4
BB&T Corp.	2.4
M&T Bank Corp.	2.2
Talmer Bancorp, Inc., Class A	2.1
SunTrust Banks, Inc.	1.9
FNB Corp.	1.7
TOTAL	23.4
As a percentage of total investments.
Cash and cash equivalents are not included.

Pursuant to the fund's managed distribution plan, distributions of $0.2961 per share were made to shareholders of record as of December 10, 2013, and March 11, June 10, and September 10, 2014.

How do you see the fund positioned at period end?

We're positive on financial stocks going forward for a number of reasons, believing they remain attractively valued and are well positioned to benefit from continued economic improvement. U.S. banks in particular are levered to an economic recovery, so we continue to maintain the bulk of the fund's exposure to that industry segment. Higher interest rates, better loan growth, and continued strength in credit trends—all of which are likely to result from a healthier economy—generally contribute to better top-line revenues and margins and low credit costs. In addition, many lenders carry price-to-book and price-to-earnings ratios well below their long-term historical averages. Finally, we believe that attractive valuations, excess capital and potential cost savings argue for an increase in merger and acquisition activity, which would be supportive of share prices. Despite these positives, we think investors should be aware of the potential for continued market volatility as a result of geopolitical risks and of economic and monetary policy uncertainty.

MANAGED BY

Susan A. Curry On the fund since 2006 Investing since 1993
Lisa A. Welch On the fund since 1998 Investing since 1986

The views expressed in this report are exclusively those of Lisa A. Welch, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Fund's investments

As of 10-31-14
	Shares	Value
Common stocks 105.6% (85.4% of Total investments)		$492,740,480
(Cost $360,791,155)
Financials 105.6%		492,740,480
Banks 89.0%
1st Source Corp. (Z)	88,689	2,775,074
Access National Corp.	51,655	870,387
Ameris Bancorp (Z)	243,266	6,032,997
Anchor Bancorp Wisconsin, Inc. (I)	160,835	4,710,686
Anchor Bancorp, Inc. (I)	88,416	1,825,790
Avenue Bank (I)	300,000	2,800,339
Avidbank Holdings (I)	200,000	2,260,100
Bank of America Corp. (Z)	333,959	5,730,736
Bank of Marin Bancorp, Class A	15,929	795,176
Bankwell Financial Group, Inc. (I)	76,657	1,456,483
Bar Harbor Bankshares (Z)	80,020	2,328,582
BB&T Corp. (Z)	363,599	13,773,130
Bridge Capital Holdings (I)(Z)	150,564	3,631,604
Bryn Mawr Bank Corp. (Z)	80,000	2,466,400
BSB Bancorp, Inc. (I)(Z)	177,195	3,382,653
Camden National Corp.	36,776	1,504,506
Chemical Financial Corp.	116,773	3,477,500
City Holding Company	39,363	1,770,941
Comerica, Inc. (Z)	167,706	8,006,284
Commerce Bancshares, Inc. (Z)	95,424	4,318,890
Community National Bank (I)	132,221	2,016,370
ConnectOne Bancorp, Inc.	56,578	1,046,693
CU Bancorp (I)	91,813	1,813,307
Cullen/Frost Bankers, Inc. (Z)	197,034	15,922,318
DNB Financial Corp.	78,515	1,719,479
Eastern Virginia Bankshares, Inc. (I)	268,537	1,662,244
Evans Bancorp, Inc.	69,760	1,604,480
FCB Financial Holdings, Inc. (I)	221,342	5,079,799
Fifth Third Bancorp (Z)	452,067	9,036,819
First Bancorp, Inc. (Z)	266,499	4,714,367
First Bancshares, Inc./MS	210,000	3,158,400
First Citizens Bancshares, Inc., Series A	15,038	3,777,696
First Community Corp.	136,228	1,446,741
First Connecticut Bancorp, Inc.	115,724	1,809,923
First Financial Bancorp (Z)	146,045	2,561,629
First Horizon National Corp. (Z)	180,033	2,315,224
First Merchants Corp.	118,683	2,688,170
First Security Group, Inc./KY (I)	1,192,189	2,348,612

8SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
First Security Group, Inc./TN (I)	83,942	$1,648,938
FirstMerit Corp. (Z)	139,359	2,557,238
Flushing Financial Corp. (Z)	192,160	3,870,102
FNB Corp. (Z)	767,513	9,816,491
Glacier Bancorp, Inc. (Z)	223,556	6,413,822
Great Western Bancorp, Inc. (I)	107,123	2,080,329
Green Bancorp, Inc. (I)	81,836	1,398,577
Hamilton State Bancshares (I)	500,000	3,431,216
Hancock Holding Company (Z)	245,752	8,648,013
Heritage Commerce Corp. (Z)	387,733	3,373,277
Heritage Financial Corp. (Z)	194,590	3,415,055
Heritage Oaks Bancorp	650,719	5,121,159
Independent Bank Corp. (MA) (Z)	195,961	7,995,209
Independent Bank Corp. (MI)	125,407	1,513,662
Intermountain Community Bancorp (I)	115,108	2,318,275
John Marshall Bank (I)	31,938	565,303
JPMorgan Chase & Company (Z)	256,627	15,520,801
M&T Bank Corp. (Z)	102,651	12,541,899
MainSource Financial Group, Inc.	106,598	1,939,018
MB Financial, Inc. (Z)	183,150	5,778,383
Mercantile Bank Corp.	45,424	896,216
Monarch Financial Holdings, Inc.	162,521	2,064,017
MutualFirst Financial, Inc.	100,539	2,186,723
NewBridge Bancorp (I)	207,422	1,843,982
Northrim BanCorp, Inc. (Z)	99,739	2,882,457
Old Second Bancorp, Inc. (I)	202,363	971,342
Pacific Continental Corp.	183,645	2,648,161
PacWest Bancorp (Z)	41,762	1,781,567
Park National Corp. (Z)	42,113	3,553,074
Park Sterling Corp. (Z)	585,931	4,488,231
Peoples Bancorp, Inc.	74,645	1,839,999
Peoples Bankshares (I)	48,300	1,186,606
Prosperity Bancshares, Inc. (Z)	94,128	5,684,390
Sandy Spring Bancorp, Inc.	68,417	1,765,159
Shore Bancshares, Inc. (I)	170,296	1,563,317
Sierra Bancorp (Z)	140,000	2,402,400
Simmons First National Corp., Class A (Z)	28,116	1,180,591
South State Corp. (Z)	82,457	4,972,982
Southern First Bancshares, Inc. (I)	61,519	894,486
Southwest Bancorp, Inc.	110,118	1,985,428
Square 1 Financial, Inc., Class A (I)	48,942	973,456
State Bank Financial Corp.	103,998	1,863,644
Stock Yards Bancorp, Inc.	44,216	1,471,508

SEE NOTES TO FINANCIAL STATEMENTS9

	Shares	Value
Financials (continued)
Banks (continued)
Suffolk Bancorp (Z)	135,334	$3,107,269
Sun Bancorp, Inc. (I)	126,066	2,546,533
SunTrust Banks, Inc. (Z)	278,451	10,898,572
Swedbank AB, Class A	216,597	5,739,966
Talmer Bancorp, Inc., Class A	864,602	12,087,136
The Community Financial Corp.	56,672	1,151,575
The PNC Financial Services Group, Inc. (Z)	174,548	15,079,202
Trico Bancshares	202,536	5,326,697
Trustmark Corp. (Z)	123,537	3,005,655
U.S. Bancorp (Z)	356,335	15,179,871
Union Bankshares Corp. (Z)	214,144	4,813,957
United Bankshares, Inc.	74,856	2,566,064
Virginia Heritage Bank (I)	43,877	1,360,187
Washington Trust Bancorp, Inc. (Z)	123,905	4,754,235
Wells Fargo & Company	265,725	14,107,340
WesBanco, Inc. (Z)	137,003	4,721,123
WestAmerica Bancorp. (Z)	25,066	1,236,756
Westbury Bancorp, Inc. (I)	88,349	1,342,905
Wilshire Bancorp, Inc. (Z)	299,796	2,967,980
Yadkin Financial Corp. (I)(Z)	296,541	5,755,856
Zions Bancorporation (Z)	265,769	7,699,328
Capital markets 5.7%
Apollo Global Management LLC, Class A	41,658	947,720
Apollo Investment Corp.	350,000	2,887,500
Intermediate Capital Group PLC	429,134	2,820,994
KKR & Company LP	128,055	2,760,866
State Street Corp.	42,722	3,223,802
The Blackstone Group LP	98,870	2,977,964
The Carlyle Group LP (Z)	323,995	8,994,101
Triplepoint Venture Growth BDC Corp.	125,000	1,806,250
Insurance 0.9%
Gjensidige Forsikring ASA	238,805	4,337,781
Real estate investment trusts 0.2%
Digital Realty Trust, Inc. (Z)	14,500	1,000,355
Thrifts and mortgage finance 9.8%
Bank Mutual Corp.	114,451	754,232
Berkshire Hills Bancorp, Inc. (Z)	358,903	9,252,519
Cheviot Financial Corp.	114,092	1,440,982
First Defiance Financial Corp. (Z)	125,381	3,840,420
Georgetown Bancorp, Inc.	65,000	1,064,050
Heritage Financial Group, Inc. (Z)	123,914	2,625,738
Hingham Institution for Savings	60,000	4,963,200

10SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Financials (continued)
Thrifts and mortgage finance (continued)
HomeStreet, Inc. (Z)			134,465	$2,342,380
Hudson City Bancorp, Inc. (Z)			267,248	2,578,943
Provident Financial Holdings, Inc.			97,339	1,419,203
River Valley Bancorp			52,026	1,102,431
Simplicity Bancorp, Inc.			109,586	1,815,840
Southern Missouri Bancorp, Inc.			56,094	2,073,795
United Community Financial Corp.			634,588	3,249,091
United Financial Bancorp, Inc.			108,463	1,521,736
WSFS Financial Corp. (Z)			73,787	5,803,348
Preferred securities 8.0% (6.5% of Total investments)				$37,346,533
(Cost $35,818,502)
Financials 8.0%				37,346,533
Banks 1.6%
	Fresno First Bank, Series C, 5.000%		11,660	1,131,137
	HomeTown Bankshares Corp., 6.000%		1,050	1,060,500
	Synovus Financial Corp., Series C (7.875% to 8-1-18, then 3 month LIBOR +6.390%) (Z)		200,000	5,500,000
Capital markets 1.2%
	Hercules Technology Growth Capital, Inc., 7.000% (Z)		78,825	2,027,379
	JMP Group, Inc., 7.250%		80,000	2,008,800
	JMP Group, Inc., 8.000% (Z)		61,877	1,584,051
Real estate investment trusts 2.7%
	American Homes 4 Rent, 5.500%		100,000	2,444,000
	Arbor Realty Trust, Inc., 7.375% (Z)		100,000	2,435,000
	FelCor Lodging Trust, Inc., Series A, 1.950%		86,950	2,184,184
	Invesco Mortgage Capital, Inc. (7.750% to 12-27-24, then 3 month LIBOR + 5.180%)		100,000	2,384,000
	Sotherly Hotels, Inc., 8.000%		60,000	1,575,000
	Strategic Hotels & Resorts, Inc., Series B, 8.250%		54,943	1,401,047
Thrifts and mortgage finance 2.5%
	Banc of California, Inc., 7.500%		143,088	3,675,931
	Flagstar Bancorp, Inc., 9.000%		5,000	5,784,304
	WSFS Financial Corp., 6.250% (Z)		80,000	2,151,200
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 6.9% (5.6% of Total investments)				$32,372,023
(Cost $31,686,241)
Financials 6.9%				32,372,023
Banks 6.3%
BNC Bancorp (P)	5.500	10-01-24	4,000,000	4,004,372
First Business Financial Services, Inc.	6.500	09-01-24	5,000,000	5,023,725
Popular, Inc. (Z)	7.000	07-01-19	4,000,000	4,030,000

SEE NOTES TO FINANCIAL STATEMENTS11

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Synovus Financial Corp. (Z)	7.875	02-15-19	3,000,000	$3,375,000
United Community Banks, Inc.	9.000	10-15-17	3,500,000	3,990,000
VantageSouth Bancshares, Inc.	7.628	08-12-23	5,000,000	5,188,176
Zions Bancorporation (5.800% to 6-15-23, then 3 month LIBOR + 3.800%) (Q)	5.800	06-15-23	4,150,000	3,963,250
Diversified financial services 0.6%
Nationstar Mortgage LLC	6.500	07-01-21	3,000,000	2,797,500
Convertible bonds 0.7% (0.5% of Total investments)				$3,058,125
(Cost $3,000,000)
Financials 0.7%				3,058,125
BlackRock Kelso Capital Corp. (Z)	5.500	02-15-18	3,000,000	3,058,125
			Shares	Value
Warrants 1.6% (1.3% of Total investments)				$7,555,458
(Cost $3,638,333)
Financials 1.6%				7,555,458
Banks 1.4%
Bank of Marin Bancorp (Expiration Date: 12-5-18, Strike Price: $27.23) (I)			58,513	1,353,320
Comerica, Inc. (Expiration Date: 11-14-18; Strike Price: $29.40) (I)			93,762	1,721,470
Horizon Bancorp (Expiration Date: 12-19-18, Strike Price: $17.68) (I)			179,379	3,213,560
TCF Financial Corp. (Expiration Date: 11-14-18, Strike Price: $16.93) (I)			71,281	154,680
Valley National Bancorp (Expiration Date: 11-14-18, Strike Price: $16.11) (I)			30,979	5,731
Diversified financial services 0.2%
Citigroup, Inc. (Expiration Date: 1-4-19; Strike Price: $106.10) (I)			1,045,183	972,020
Thrifts and mortgage finance 0.0%
Washington Federal, Inc. (Expiration Date: 11-14-18, Strike Price: $17.57) (I)			25,507	134,677
	Yield* (%)	Maturity date	Par value	Value
Certificate of deposit 0.0% (0.0% of Total investments)				$77,742
(Cost $77,742)
Country Bank for Savings	0.999	08-27-16	1,975	1,975
First Bank Richmond	0.990	12-05-16	20,395	20,395
First Bank System, Inc.	0.549	04-02-15	4,906	4,906
First Federal Savings Bank of Louisiana	0.100	01-06-15	3,032	3,032
Framingham Cooperative Bank	0.750	09-08-15	3,951	3,951
Home Banks	1.739	11-04-21	18,927	18,927
Hudson Savings	0.700	04-20-15	2,128	2,128
Machias Savings Bank	0.500	05-24-15	1,946	1,946
Midstate Federal Savings and Loan	0.500	05-27-15	1,989	1,989
Milford Bank	0.300	06-04-15	1,891	1,891
Milford Federal Savings and Loan Association	0.199	04-21-15	2,026	2,026
Mount McKinley Savings Bank	0.180	12-03-14	1,697	1,697
Mt. Washington Bank	0.700	10-30-15	1,873	1,873

12SEE NOTES TO FINANCIAL STATEMENTS

	Yield* (%)	Maturity date	Par value	Value
Financials (continued)

Newburyport Five Cent Savings Bank	0.199	10-20-16	2,093	$2,093
Newton Savings Bank	0.450	05-30-15	1,929	1,929
OBA Federal Savings and Loan	0.400	12-15-14	1,322	1,322
Plymouth Savings Bank	0.200	04-21-15	1,931	1,931
Salem Five Cents Savings Bank	0.250	12-17-14	1,726	1,726
Sunshine Federal Savings and Loan Association	0.500	05-10-15	2,005	2,005
			Par value	Value
Short-term investments 0.8% (0.7% of Total investments)				$3,723,000
(Cost $3,723,000)
Repurchase agreement 0.8%				3,723,000
Repurchase Agreement with State Street Corp. dated 10-31-14 at 0.000% to be repurchased at $3,723,000 on 11-3-14, collateralized by $3,875,000 U.S. Treasury Notes, 0.625% due 4-30-18 (valued at $3,802,538, including interest)			3,723,000	3,723,000
Total investments (Cost $438,734,973)† 123.6%				$576,873,361
Other assets and liabilities, net (23.6%)				($110,065,140)
Total net assets 100.0%				$466,808,221

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^	All par values are denominated in U.S. dollars unless otherwise indicated.
LIBOR	London Interbank Offered Rate
(I)	Non-income producing security.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(Z)	All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 10-31-14 was $230,546,573.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at the period end
†	At 10-31-14, the aggregate cost of investment securities for federal income tax purposes was $439,155,246. Net unrealized appreciation aggregated $137,718,115, of which $146,575,728 related to appreciated investment securities and $8,857,613 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-14

Assets
Investments, at value (Cost $438,734,973)	$576,873,361
Receivable for investments sold	88,213
Dividends and interest receivable	1,113,977
Receivable due from advisor	70,150
Other receivables and prepaid expenses	8,699
Total assets	578,154,400
Liabilities
Due to custodian	78,294
Credit facility agreement payable	110,000,000
Payable for investments purchased	1,027,883
Interest payable	2,554
Payable to affiliates
Administrative services fees	116,917
Other liabilities and accrued expenses	120,531
Total liabilities	111,346,179
Net assets	$466,808,221
Net assets consist of
Paid-in capital	$328,038,450
Undistributed net investment income	1,042,477
Accumulated net realized gain (loss) on investments and foreign currency transactions	(408,943)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	138,136,237
Net assets	$466,808,221

14SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on 18,528,511 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$25.19

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF OPERATIONS  For the year ended 10-31-14

Investment income
Dividends	$12,885,542
Interest	1,855,205
Less foreign taxes withheld	(199,969)
Total investment income	14,540,778
Expenses
Investment management fees	6,258,389
Administrative services fees	1,376,518
Transfer agent fees	42,211
Trustees' fees	46,852
Printing and postage	149,288
Professional fees	94,257
Custodian fees	63,521
Stock exchange listing fees	27,429
Interest expense	860,997
Other	43,317
Total expenses	8,962,779
Less expense reductions	(839,715)
Net expenses	8,123,064
Net investment income	6,417,714
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	15,019,731
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	41,046,571
Net realized and unrealized gain	56,066,302
Increase in net assets from operations	$62,484,016

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-14	Year ended 10-31-13
Increase (decrease) in net assets
From operations
Net investment income	$6,417,714	$5,287,444
Net realized gain	15,019,731	17,855,746
Change in net unrealized appreciation (depreciation)	41,046,571	74,620,234
Increase in net assets resulting from operations	62,484,016	97,763,424
Distributions to shareholders
From net investment income	(6,429,193)	(4,093,643)
From net realized gain	(15,515,976)	(17,851,525)
Total distributions	(21,945,169)	(21,945,168)
Total increase	40,538,847	75,818,256
Net assets
Beginning of year	426,269,374	350,451,118
End of year	$466,808,221	$426,269,374
Undistributed net investment income	$1,042,477	$1,208,424
Share activity
Shares outstanding
At beginning and end of year	18,528,511	18,528,511

SEE NOTES TO FINANCIAL STATEMENTS17

STATEMENT OF CASH FLOWS For the year ended 10-31-14

Cash flows from operating activities
Net increase in net assets from operations	$62,484,016
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(90,695,480)
Long-term investments sold	84,433,040
Decrease in short-term investments	92,100
Net amortization of premium (discount)	617,234
Decrease in foreign currency	894
Increase in receivable for investments sold	(86,331)
Increase in dividends and interest receivable	(253,941)
Decrease in other receivables and prepaid expenses	46,187
Increase in receivable due from advisor	(4,667)
Increase in payable for investments purchased	417,676
Decrease in payable to affiliates	(35,721)
Increase in other liabilities and accrued expenses	28,515
Increase in custodian overdraft	78,294
Increase in interest payable	316
Net change in unrealized (appreciation) depreciation on investments	(41,048,696)
Net realized gain on investments	(15,018,769)
Net cash provided by operating activities	$1,054,667
Cash flows from financing activities
Borrowings from credit facility agreement payable	$15,000,000
Cash distributions to common shareholders	(21,945,169)
Net cash used in financing activities	($6,945,169)
Net decrease in cash	($5,890,502)

Cash at beginning of period	$5,890,502
Cash at end of period	-
Supplemental disclosure of cash flow information:
Cash paid for interest	$860,681

18SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

COMMON SHARES Period Ended	10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$23.01	$18.91	$15.67	$16.90	$16.28
Net investment income[1]	0.35	0.29	0.17	0.08	0.07
Net realized and unrealized gain (loss) on investments	3.01	4.99	3.97	(0.49)	1.19
Total from investment operations	3.36	5.28	4.14	(0.41)	1.26
Less distributions to common shareholders
From net investment income	(0.35)	(0.22)	(0.17)	(0.09)	(0.06)
From net realized gain	(0.83)	(0.96)	(0.75)	(0.82)	(0.67)
From tax return of capital	—	—	(0.02)	—	—
Total distributions	(1.18)	(1.18)	(0.94)	(0.91)	(0.73)
Anti-dilutive impact of repurchase plan	—	—	0.04 [2]	0.09 [2]	0.09 [2]
Net asset value, end of period	$25.19	$23.01	$18.91	$15.67	$16.90
Per share market value, end of period	$22.97	$22.20	$18.03	$14.29	$15.02
Total return at net asset value (%)[3,4]	15.16	29.03	27.70	(1.81)	8.82
Total return at market value (%)[4]	8.84	30.56	33.51	0.76	18.38
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$467	$426	$350	$298	$338
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99	1.88	1.53	1.52	1.51
Expenses including reductions [5]	1.81	1.71	1.38	1.37	1.36
Net investment income	1.43	1.37	0.94	0.48	0.39
Portfolio turnover (%)	15	20	19	23	34
Senior securities
Total debt outstanding end of period (in millions)	$110	$95	—	—	—
Asset coverage per $1,000 of debt[6]	$5,244	$5,487	—	—	—

1	Based on average daily shares outstanding.
2	The repurchase plan was completed at an average repurchase price of $15.15, $14.82 and $15.04 for 461,253, 1,016,051 and 803,485 shares, and $6,987,727, $15,062,318 and $12,088,382 for the years ended 10-31-12, 10-31-11 and 10-31-10, respectively.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend, capital gain and tax return of capital distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
5	Expenses net of reductions excluding interest expense were 1.62% and 1.58% for the years ended 10-31-14 and 10-31-13, respectively.
6	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS19

Notes to financial statements

Note 1 — Organization

John Hancock Financial Opportunities Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2014, by major security category or type:

	Total market value at 10-31-14	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Banks	$415,135,239	$393,357,388	$13,897,358	$7,880,493
Capital markets	26,419,197	23,598,203	2,820,994	—
Insurance	4,337,781	—	4,337,781	—
Real estate investment trusts	1,000,355	1,000,355	—	—
Thrifts and mortgage finance	45,847,908	45,847,908	—	—
Preferred securities
Banks	7,691,637	5,500,000	1,131,137	1,060,500
Capital markets	5,620,230	5,620,230	—	—
Real estate investment trusts	12,423,231	12,423,231	—	—
Thrifts and mortgage finance	11,611,435	5,827,131	5,784,304	—
Corporate bonds
Banks	29,574,523	—	15,372,622	14,201,901
Diversified financial services	2,797,500	—	2,797,500	—
Convertible bonds	3,058,125	—	3,058,125	—
Warrants	7,555,458	2,988,578	4,566,880	—
Certificate of deposit	77,742	—	77,742	—
Short-term investments	3,723,000	—	3,723,000	—
Total Investments in Securities	$576,873,361	$496,163,024	$57,567,443	$23,142,894

Securities with market value of approximately $9,640,691 at the beginning of the year were transferred from Level 2 to Level 1 during the period since quoted prices in active markets for identical securities became available.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into Level 1. In addition, securities were transferred from Level 3 since observable market data became available due to the increased market activity of these securities.

Investments in securities	Common stocks	Preferred stocks	Corporate bonds	Total
Balance as of 10-31-13	$23,979,744	$8,988,653	$8,762,500	$41,730,897
Realized gain (loss)	32,413	252,699	—	285,112
Change in unrealized appreciation (depreciation)	2,039,998	(353,162)	439,401	2,126,237
Purchases	2,718,325	—	5,000,000	7,718,325
Sales	(5,930,370)	(7,827,690)	—	(13,758,060)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(14,959,617)	—	—	(14,959,617)
Balance as of 10-31-14	$7,880,493	1,060,500	$14,201,901	$23,142,894
Change in unrealized at period end*	$227,297	$10,500	$439,401	$677,198

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund's Level 3 securities are outlined in the table below:

	Fair value at 10-31-14	Valuation technique	Unobservable inputs	Input/range
Common Stock	$7,880,493	Market Approach	Book Value multiple	1.02x - 1.27x (weighted average1.14x)
			Discount for lack of marketability	10% - 20% (weighted average 12.09%)
Preferred Stock	$1,060,500	Market Approach	Offered Quotes	$1,010
Corporate Bonds	$3,990,000	Market Approach	Offered Quotes	$114
	10,211,901	Market Approach	Yield spread	100 bps - 208 bps (weighted average 155 bps)
	$14,201,901
Total	$23,142,894

A change to unobservable inputs of the fund's Level 3 securities may result in changes to the fair value measurement, as follows :

Unobservable input	Impact to valuation if input increases	Impact to valuation if input decreases
Book value multiple / market comparable companies	Increases	Decreases
Yield spread	Increases	Decreases
Discounts for lack of marketability	Decreases	Increases

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. In March 2010, the Board of Trustees approved a managed distribution plan. In August 2012, the Board of Trustees approved an amendment to the managed distribution plan (the Managed Distribution Plan). Under the current Managed Distribution Plan, the fund makes quarterly distributions of an amount equal to $0.2961 per share, based upon an annual distribution rate of 6.50% of the fund's net asset value of $18.22 on July 31, 2012 (representing a quarterly distribution rate of 1.625% of the fund's July 31, 2012 net asset value). This amount will be paid quarterly until further notice.

Distributions under the Managed Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund also may make additional distributions to avoid federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount distributed under the Managed Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays distributions quarterly under the Managed Distribution Plan described above. The tax character of distributions for the years ended October 31, 2014 and 2013 was as follows:

	October 31, 2014	October 31, 2013
Ordinary income	$6,429,193	$5,746,342
Long-term capital gains	15,515,976	16,198,826
Total	$21,945,169	$21,945,168

As of October 31, 2014, the components of distributable earnings on a tax basis consisted of $1,053,807 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments.

Note 3 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of (a) 1.15% of the first $500 million of the fund's average daily gross assets, including the assets attributed to the Credit Facility Agreement (see Note 7) (collectively, gross managed assets), and (b) 1.00% of the fund's average daily gross managed assets in excess of $500 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

Effective July 1, 2014, the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $13,806 for the year ended October 31, 2014.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2014 were equivalent to a net annual effective rate of 1.13% of the fund's average daily managed assets.

Administrative services. The fund has an administration agreement with the Advisor under which the Advisor provides certain administrative services to the fund and oversees operational activities of the fund. The compensation for the period was at an annual rate of 0.25% of the average weekly gross managed assets of the fund. The Advisor agreed to limit the administrative services fee to 0.10% of the fund's average weekly gross assets. Accordingly, the expense reductions related to administrative services fees amounted to $825,909 for the year ended October 31, 2014. The Advisor reserves the right to terminate this limitation in the future with the Trustees' approval. The administrative services fees incurred for the year ended October 31, 2014 amounted to an annual rate of 0.10% of the fund's average weekly gross managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2013. The current share repurchase plan will remain in effect between January 1, 2014 and December 31, 2014. There was no activity under the share repurchase plan during the years ended October 31, 2014 and October 31, 2013.

Note 6 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have the potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of net asset value and market price of common shares;
•	fluctuations in the interest rate paid for the use of the credit facility;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 7 — Credit Facility Agreement

The fund has entered into a CFA with Bank of America, N.A. (Bank of America) that allows it to borrow up to $110 million and to invest the borrowings in accordance with its investment practices.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund's custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.68% and is payable monthly. The fund is required to pay a commitment fee of 0.25% per annum on any unused portion of the commitment, if the daily outstanding amount of the borrowings is less than $88 million. There were no payments for commitment fee for the year ended October 31, 2014. As of October 31, 2014, the fund had borrowings of $110 million, at an interest rate of 0.84%, which is reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the year ended

October 31, 2014, the average borrowings under the CFA and the effective average interest rate were $101,542,466 and 0.85%, respectively.

The fund may terminate the CFA with 30 days' prior written notice. If certain asset coverage, collateral requirements, minimum net assets or other covenants are not met, Bank of America could declare an event of default, terminate the CFA and accelerate the fund's obligation to repay the loans. Absent a default, Bank of America generally is required to provide the fund with 360 days' notice prior to terminating or amending the CFA.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $90,695,480 and $84,433,040 respectively, for the year ended October 31, 2014.

Note 9 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates and regulatory and market impacts.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Financial Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Opportunities Fund (the "Fund") at October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, transfer agents and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2014

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $15,515,976 in capital gain dividends.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, shares of which were initially offered to the public in August 1994. The fund's investment objective is to provide a high level of total return consisting of long-term capital appreciation and current income. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities of U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. The fund will notify shareholders at least 60 days prior to any change in this 80% policy.

Bylaws

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the Bylaws of the fund (the "Amended and Restated Bylaws"). The Amended and Restated Bylaws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder's nominees for Trustees and proposals for other business to be considered at shareholders' meetings, or in the event a shareholder proposes to seek a shareholder action by written consent or request a special meeting of shareholders; (ii) require any such notice by a shareholder to be accompanied by certain information as provided in the Bylaws; (iii) provide that Trustees may be nominated by shareholders only at an annual meeting of the fund or special meeting in lieu of an annual meeting; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the Bylaws or to make new Bylaws, except where the Declaration of Trust, Bylaws or applicable law would also require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

Dividends and distributions

During the year ended October 31, 2014, distributions from net investment income totaling $0.3470 per share and from realized gains totaling $0.8374 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Distributions
December 31, 2013	0.2961
March 31, 2014	0.2961
June 30, 2014	0.2961
September 30, 2014	0.2961
Total	$1.1844

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011 and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Financial Opportunities Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor).

The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objective, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of the fund's benchmark;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and
(e)	considered the fund's share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the three- and five-year periods ended December 31, 2013 and underperformed its benchmark index for the one-year period ended December 31, 2013. The Board also noted that the fund had outperformed its peer group average for the one- and three-year periods ended December 31, 2013 and underperformed its peer group average for the five-year period ended December 31, 2013.

The Board took into account management's discussion of the fund's performance. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark. The Board also concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund's total managed assets, which are attributable to common stock and borrowings.

The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board also took into account management's discussion of the fund's expenses, including the differences among the funds in the peer group with respect to the utilization of leverage. The Board also noted the contractual fee waiver and/or expense reimbursement which reduces certain expenses of the fund. The Board also noted the limited number of peers in the expense group and that the fund's net total expenses were below the median of the larger expense universe. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. The Board also noted that the fund has breakpoints in its contractual management fee schedule. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the Advisor also provides administrative services to the fund pursuant to an administrative services agreement;
(f)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock fund complex. Among them, the Board noted that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and for each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement): The Reimbursement shall equal to, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios that are subject to the Reimbursement.) The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board also noted the fund has breakpoints in its contractual management fee schedule. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fee. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	The Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark and the fund's performance is being monitored and reasonably addressed, where appropriate; and

(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	1995	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	1994	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2008	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2015; Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2016; and Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2017.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: BTO

*Member of the Audit Committee
†Non-Independent Trustee

For shareholder assistance refer to page 31

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The investment objective, risks, charges, and expenses of each open-end fund listed above are included in its prospectus and should be considered carefully before investing. For an open-end fund prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Financial Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF205613	P9A 10/14 12/14

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2014, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $29,167 for the fiscal year ended October 31, 2014 and $31,915 for the fiscal year ended October 31, 2013. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal years ended October 31, 2014 and October 31, 2013 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $198,642 and $51,270 for the fiscal years ended October 31, 2014 and 2013, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,450 for the fiscal year ended October 31, 2014 and $3,026 for the fiscal year ended October 31, 2013. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees amounted to $383 for the fiscal year ended October 31, 2014 and $214 for the fiscal year ended October 31, 2013 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2013, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $5,636,080 for the fiscal year ended October 31, 2014 and $4,602,109 for the fiscal year ended October 31, 2013.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Below is a list of the John Hancock Asset Management a division of Manulife Asset management (US) LLC (“John Hancock Asset Management”) portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2014.

Lisa A. Welch

Senior Managing Director and Senior Portfolio Manager

John Hancock Asset Management since 2005

Began business career in 1986

Managed the Fund since 1998

Susan A. Curry

Managing Director and Portfolio Manager

John Hancock Asset Management since 2006

Began business career in 1993

Managed the Fund since 2004

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2014. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Lisa A. Welch	3	$2,141	1	$120	1	1
Susan A. Curry	3	$2,141	1	$120	1	1

Accounts within the total accounts that are subject to a performance-based advisory fee:  None

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor. A limited number of senior investment professionals, who serve as officers of both the Subadvisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•

Base salary. Base compensation is fixed and normally reevaluated on an annual basis.  The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary.  Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•

Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. With respect to fixed income accounts, relative yields are also used to measure performance. The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

•

The Profitability of the Subadvisor: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•

Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Fund	Benchmark	Peer Universe
Financial Opportunities Fund	S&P Composite 1500 Banks Index Total Return	Morningstar US OE Financial

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2014 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership
Lisa A. Welch	$100,001-$500,000
Susan A. Curry	$50,001-$100,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

		Total Number of		Maximum Number
		Shares Purchased		of Shares that May
	Total Number of	Average Price	as Part of Publicly	Yet Be Purchased
Period	Shares Purchased	per Share	Announced Plans*	Under the Plans

Nov-13	-	-	-	1,852,851
Dec-13	-	-	-	1,852,851*
Jan-14	-	-	-	1,852,851
Feb-14	-	-	-	1,852,851
Mar-14	-	-	-	1,852,851
Apr-14	-	-	-	1,852,851

May-14	-	-	-	1,852,851
Jun-14	-	-	-	1,852,851
Jul-14	-	-	-	1,852,851
Aug-14	-	-	-	1,852,851
Sep-14	-	-	-	1,852,851
Oct-14	-	-	-	1,852,851
Total	-	-

*In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2013. The current plan is in effect between January 1, 2014 and December 31, 2014.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.   A copy of the procedures is filed as an exhibit to this Form      N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Financial Opportunities Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:   December 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:  December 12, 2014

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:   December 12, 2014